EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF OHIO
EASTERN DIVISION

	)	Chapter 11
In re:	)
PLEASANTS CORP., et al., [1]	) )	Case No. 18-50763 (AMK); Cases Jointly Administered under Case No. 18-50757 (AMK)
)
Debtors.	)
	)	Hon. Judge Alan M. Koschik
)

STIPULATION AMONG THE PLAN ADMINISTRATOR, Energy Harbor Nuclear Generation LLC, ENERGY HARBOR NUCLEAR CORP., AND USEC
This stipulation (the “Stipulation”) is made and entered into among Mark A. Roberts of Alvarez & Marsal Holdings, LLC, in his capacity as plan administrator (the “Plan Administrator”) on behalf of Energy Harbor Nuclear Generation LLC (formerly known as FirstEnergy Nuclear Generation, LLC) (“NG”) and Energy Harbor Nuclear Corp. (formerly known as FirstEnergy Nuclear Operating Company) (“FENOC”), NG, FENOC, United States Enrichment Corporation (“Enrichment”), and American Centrifuge Enrichment, LLC (“ACE,” and together with Enrichment, “USEC”). USEC, the Plan Administrator, NG, and FENOC are collectively referred to herein as the “Parties”.
WHEREAS, FENOC and ACE entered into an Enriched Uranium Supply Agreement, dated June 29, 2009 between FENOC for itself and as agent for NG (together with all amendments, appendices, exhibits and notifications thereto, the “Contract”);
WHEREAS, ACE subsequently partially assigned the Contract to Enrichment;

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1     The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: FE Aircraft Leasing Corp. (9245), case no. 18-50759; Energy Harbor Generation LLC (0561), case no. 18-50762; Pleasants Corp. (5914), case no. 18-50763; Energy Harbor Nuclear Generation LLC (6394), case no. 18-50760; Energy Harbor Nuclear Corp. (1483), case no. 18-50761; Energy Harbor LLC (0186), case no. 18-50757; and Norton Energy Storage, L.L.C. (6928), case no. 18-50764. The Debtors’ address is: 341 White Pond Dr., Akron, OH 44320.

WHEREAS, on March 31, 2018 (the “Petition Date”), the above-captioned debtors and debtors in possession including NG and FENOC (collectively, the “Debtors”), commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Northern District of Ohio (the “Court”);
WHEREAS, on August 21, 2018, the Court entered the Order (A) Authorizing FirstEnergy Nuclear Operating Company to Reject a Certain Uranium Enrichment Services Contract, (B) Authorizing FirstEnergy Nuclear Operating Company to Enter Into and Perform Under a New Uranium Enrichment Services Contract, and (C) Granting Related Relief [Docket No. 1194] whereby the Contract was rejected;
WHEREAS, on October 12, 2018, Enrichment and ACE filed proofs of claim numbers 1088, 1090, 1093 and 1094 asserting rejection damage claims of $313,700,000.00 against each of FirstEnergy Solutions Corp. (“FES”), FirstEnergy Generation LLC (“FG”), FENOC, and NG (each, a “Claim” and collectively, the “Claims”) with respect to the rejected Contract;
WHEREAS, on October 16, 2019, the Court confirmed Debtors’ Eighth Amended Joint Plan of Reorganization of FirstEnergy Solutions Corp. and its Debtor Affiliates [Docket No. 3283] (the “Plan”). On February 27, 2020, the Effective Date (as defined in the Plan) occurred. The Plan provides that the Plan Administrator has the right to resolve claims from and after the Effective Date;
WHEREAS, on November 15, 2019, the Debtors filed an Objection to Claims Filed by USEC [Docket No. 3383] (the “Objection”);
WHEREAS, on December 14, 2019, USEC filed USEC’s Amended Opposition to Debtors’ Objection to Claims Filed by USEC [Docket No. 3507];

WHEREAS, on January 10, 2020, the Debtors filed a Motion for Partial Summary Judgment [Docket No. 3587];
WHEREAS, on January 31, 2020, USEC filed a Joint Brief in Support of Partial Summary Judgment by USEC and in Opposition to Partial Summary Judgment filed by the Debtors [Docket No. 3669];
WHEREAS, on February 7, 2020, the Debtors filed Debtors' Consolidated Reply in Support of the Debtors' Motion For Partial Summary Judgment and Opposition to USEC's Cross-Motion For Summary Judgment [Docket No. 3689];
WHEREAS, on February 21, 2020, USEC filed USEC’s Reply in Support of Motion for Partial Summary Judgment [Docket No. 3739];
WHEREAS, on March 9, 2020, a hearing was held by the Court on the motions for partial summary judgment filed by the Debtors and USEC, along with certain related motions;
WHEREAS, on March 13, 2020, the Court issued an oral ruling granting the Debtors’ motion for partial summary judgment and denying USEC’s motion for partial summary judgment, in addition to denying USEC’s Rule 56(d) motion and granting the Debtors’ motion to strike;
WHEREAS, on March 26, 2020, the Court entered an order with respect to its oral ruling (the “Order”) [Docket No. 3870] pursuant to which Claim numbers 1090 and 1093 against FES and FG were disallowed in their entirety; and
WHEREAS, on March 27, 2020, USEC filed a notice of appeal with respect to the Order [Docket No. 3878], which appeal is pending before the United States District Court for the Northern District of Ohio, Eastern Division (the “District Court”), Case No. 5:20-cv-00675-SL (the “Appeal”).

NOW THEREFORE, after good-faith, arms-length negotiations, in consideration of the foregoing, it is hereby stipulated and agreed that:
1.As of the Stipulation Effective Date (as defined below), Claim number 1088 will be allowed for all purposes as an Allowed NG-FENOC Unsecured Claim2 in the amount of seventy million dollars ($70,000,000) against NG and its estate in Class C7 under the Plan.
2.As of the Stipulation Effective Date, Claim number 1094 will be allowed for all purposes as an Allowed NG-FENOC Unsecured Claim in the amount of seventy million dollars ($70,000,000) against FENOC and its estate in Class D5 under the Plan.
3.FENOC, NG and USEC will enter into a contract which will be effective as of the Stipulation Effective Date whereby FENOC and NG will agree to purchase 470,000 SWU in the aggregate from USEC during the period 2021-2023 on such other terms and conditions agreed to by FENOC, NG and USEC (the “USEC Uranium Enrichment Contract”).
4.The Stipulation Effective Date shall be the first date upon which all of the following conditions precedent have occurred: (a) the Court shall have entered an order approving the Stipulation, (b) the order approving the Stipulation shall be final and non-appealable, and (c) FENOC, NG and USEC shall have executed the USEC Uranium Enrichment Contract.
5.Within five (5) business days after the Stipulation Effective Date, USEC shall move to dismiss the Appeal with prejudice. The Parties agree that (i) they will make all appropriate and necessary filings with the District Court to effectuate the dismissal of the Appeal with prejudice and (ii) they will take any appropriate and necessary action to vacate any hearing dates and deadlines that have been scheduled in connection with the Objection.

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2 As defined in the Plan.

6.This Stipulation contains the entire agreement between the Parties as to the subject matter and supersedes any and all prior agreements and undertakings between the Parties relating thereto and resolves any and all matters related to the Claims, the rejected Contract, and the Objection among the Parties.
7.This Stipulation may not be modified other than by a signed writing executed by the Parties.
8.The undersigned persons represent and warrant that they have full authority to execute this Stipulation and that the respective Parties have full knowledge of and have consented to this Stipulation.
9.This Stipulation may be executed in counterparts, any of which may be transmitted by facsimile or electronic mail, and each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
10.This Stipulation shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.
11.This Stipulation shall be binding upon the Parties and upon all of their affiliates, assigns, and successors.
12.It is acknowledged that each of the Parties has participated in and jointly consented to the drafting of this Stipulation and that any claimed ambiguity shall not be construed for or against any party on account of such drafting.
13.Each Party shall bear their own fees and expenses incurred with respect to the Claims, any litigation relating to the Objection and the Appeal.
14.The Court shall retain jurisdiction over any and all disputes or other matters arising under or otherwise relating to this Stipulation.

Dated: May 21. 2020

AKIN GUMP STRAUSS HAUER & FELD, LLP	O’MELVENY & MYERS LLP
By: /s/ Lisa G Beckerman	By: /s/ Stephen Warren
Lisa G. Beckerman (admitted pro hac vice) One Bryant Park New York, New York 10036 Tel: (212) 872-1000 Fax: (212) 872-1002 Email:lbeckerman@akingump.com	Stephen Warren (admitted pro hac vice) 400 South Hope Street 18th Floor Los Angeles, California 90071-2899 Tel: (213) 430-7875 Email: swarren@omm.com

Counsel to the Plan Administrator, NG and FENOC	Counsel to USEC

SUBMITTED BY:

/s/
BROUSE MCDOWELL LPA
Marc B. Merklin (0018195)
Bridget A. Franklin (0083987)
388 South Main Street, Suite 500
Akron, OH 44311-4407
Telephone: (330) 535-5711
Facsimile: (330) 253-8601
mmerklin@brouse.com
bfranklin@brouse.com

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AKIN GUMP STRAUSS HAUER & FELD LLP
Ira Dizengoff (admitted pro hac vice)
Lisa Beckerman (admitted pro hac vice)
Brad Kahn (admitted pro hac vice)
One Bryant Park
New York, New York 10036
Telephone: (212) 872-1000
Facsimile: (212) 872-1002
idizengoff@akingump.com
lbeckerman@akingump.com
bkahn@akingump.com

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Scott Alberino (admitted pro hac vice)
Kate Doorley (admitted pro hac vice)
2001 K Street, N.W.
Washington, D.C. 20006
Telephone: (202) 887-4000
Facsimile: (202) 887-4288
salberino@akingump.com
kdoorley@akingump.com

Counsel for the Plan Administrator